INVESTOR PRESENTATION MARCH 2021

Holly Energy Partners (NYSE: HEP) 2 Safe Harbor Disclosure Statement Statements made during the course of this presentation that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “project,” “expect,” “plan,” “goal,” “forecast,” “intend,” “should,” “would,” “could,” “believe,” “may,” and similar expressions and statements regarding our plans and objectives for future operations are intended to identify forward-looking statements. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of HollyFrontier Corporation (“HollyFrontier”) and/or Holly Energy Partners, L.P., and actual results may differ materially from those discussed during the presentation. These statements are based on management’s beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risk and uncertainties. Such risks and uncertainties include, but are not limited to, the extraordinary market environment and effects of the COVID-19 pandemic, including a significant decline in demand for refined petroleum products in markets HollyFrontier and Holly Energy Partners serve, risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products in HollyFrontier’s and Holly Energy Partners’ markets, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, whether due to infection in the workforce or in response to reductions in demand, effects of current and future governmental regulations and policies, including the effects of current and future restrictions on various commercial and economic activities in response to the COVID-19 pandemic, the availability and cost of financing to HollyFrontier and Holly Energy Partners, the effectiveness of HollyFrontier’s and Holly Energy Partners’ capital investments and marketing strategies, HollyFrontier's and Holly Energy Partners’ efficiency in carrying out and consummating construction projects, including HollyFrontier or Holly Energy Partners’ ability to complete announced capital projects, such as the conversion of the Cheyenne Refinery to a renewable diesel facility and the construction of the Artesia renewable diesel unit and pretreatment unit, on time and within budget; HollyFrontier or Holly Energy Partners’ ability to timely obtain or maintain permits, including those necessary for operations or capital projects; HollyFrontier's ability to acquire refined or lubricant product operations or pipeline and terminal operations on acceptable terms and to integrate any existing or future acquired operations, the possibility of terrorist attacks and the consequences of any such attacks, pandemic or outbreak of infectious disease, the impact of recent or proposed changes in tax laws and regulations that affect master limited partnerships, general economic conditions, including uncertainty regarding the timing, pace and extent of an economic recovery in the United States; and continued deterioration in gross margins or a prolonged economic slowdown due to COVID-19 could result in an impairment of goodwill and / or additional long-lived asset impairments. Additional information on risks and uncertainties that could affect the business prospects and performance of HollyFrontier and Holly Energy Partners is provided in the most recent reports of HollyFrontier and Holly Energy Partners filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements speak only as of the date hereof and, other than as required by law, HollyFrontier and Holly Energy Partners undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Holly Energy Partners Company Profile

HOLLY ENERGY PARTNERS

COMPANY OVERVIEW (NYSE: HEP)

- A system of petroleum product and crude pipelines, storage tanks, distribution terminals, loading racks and processing units located at or near HollyFrontier Corporation's refining assets in high growth markets
- Assets strategically located in core growth areas of Permian, Rockies, and Mid-Continent
- 57% owned by refining parent HollyFrontier Corporation (NYSE:HFC)

STABLE EARNINGS

- Revenues are nearly 100% fee-based with de minimis commodity risk
- Customer base consisting of refining companies (contracts not with E&Ps)
- Minimum Volume Commitments (MVCs) comprise over 75% of total revenue[1]
- Substantially all MVC revenues tied to PPI and/or FERC

FINANCIAL TARGETS & GUIDANCE

- Target distribution coverage of at least 1.3x (2x as of YE20)
- Target leverage: 3.0-3.5x (4x as of YE20)
- Self-funding model to cover all capital expenditures and distributions with cash flow from operations
- Maintain distribution of $1.40 per unit for 2021

BALANCE SHEET HIGHLIGHTS

- Maintain Balance Sheet flexibility
- Operate within free cash flow while reducing leverage
- HEP Corporate Credit Ratings: S&P BB+, Moody's Ba2, Fitch BB+

1) Per HEP 2020 10-K.

Holly Energy Partners (NYSE: HEP)

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Holly Energy Partners (NYSE: HEP) 4 Minimum Volume Commitments MVC Contract Renewal Schedule2  10-15 years = typical contract lengths with HFC  6 years = weighted-average remaining contract duration  2022 = next notable 3rd Party renewal on UNEV Pipeline (UNEV 3rd Party = 2% of 2020 Total Revenue)  80% of MVC contracts expire 2024 or later Inflation Escalators as % of Total Revenue1 MVC Contract Profile MVCs as % of 2020 Total Revenue1 1) Per HEP 2020 10-K, based on FY2020 total revenue of $498 million. 2) As of December 31, 2020. PPI 65% FERC 30% Other 5% $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 '21 '22 '23 '24 '25 '26 '27 '28 '29 '30 '31 R e ve n u e s $ ( in m il li o n s) HFC 3rd Party HFC 70% 3rd Party 6% Non-MVC 24%

Holly Energy Partners (NYSE: HEP) 5 Historical Leverage and Coverage Ratios • Long-term coverage target of at least 1.3x • Majority of contracts tied to MVCs provides coverage cushion • Free cash flow after distributions1 to fund maintenance and growth capex while deleveraging • Averaged 4.0x leverage since 2005 • Visible path to leverage target of 3.0-3.5x • Conservative annual capital need ($49-61 million in 2021) 3.6 3.3 2.7 5.1 3.9 4.0 4.0 4.5 4.2 4.1 4.3 4.5 4.1 4.3 4.1 4.0 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 Leverage Ratio 1.2 1.1 1.1 1.2 1.1 1.1 1.0 1.2 1.0 1.1 1.1 1.1 1.0 1.0 1.0 2.0 0.0x 0.2x 0.4x 0.6x 0.8x 1.0x 1.2x 1.4x 1.6x 1.8x 2.0x '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 Coverage Ratio 1) See definitions page in Appendix.

Holly Energy Partners (NYSE: HEP) HEP Financial Strength Reimbursable $15-20mm Maintenance $10-15mm Expansion $40-50mm HEP Capital Structure ($ millions) 12/31/2020 Revolver Capacity (matures 7/2022) $1,400 Revolver Borrowings $(914) Revolver Availability $487 $22Cash Total Liquidity $508 5.00% Senior Notes due 2028 $500 Revolver Borrowings $914 Total HEP Debt $1,414 TTM Adjusted EBITDA1 $346 Debt/TTM Adjusted EBITDA1 3.99x 6 Credit Ratings HEP Corporate  S&P BB+  Moody’s Ba2  Fitch BB+ HFC Corporate Investment Grade Ratings  S&P BBB-  Moody’s Baa3  Fitch BBB- *strong parent credit rating that represents significant revenues for HEP 1) See definitions page in Appendix.

Holly Energy Partners (NYSE: HEP) 7 Distributable Cash Flow / LP Unit Since Inception $1.35 $1.47 $1.58 $1.85 $1.98 $2.06 $2.20 $2.75 $2.52 $2.94 $3.36 $3.65 $3.46 $2.52 $2.57 $2.68 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Distributable Cash Flow per LP Unit1 1) See definitions page in Appendix. LP units outstanding are split adjusted reflecting HEP’s January 2013 two-for-one unit split. Amounts based on distributable cash flow earned during the period. DCF/LP Unit LP Units Outstanding (in mil l ions) 30.8 32.2 32.2 32.6 36.6 44.2 45.7 55.7 58.2 58.7 58.7 59.9 70.3 105.0 105.4 2013: public offering of HEP common units 2017: IDR simplification 2018: private offering of HEP common units

Holly Energy Partners (NYSE: HEP) HEP Capital Budget 2021 Capex Budget $49-61mm Turnarounds $5-8mm Maintenance $14-18mm Expansion/JV Investment $30-35 8

Holly Energy Partners (NYSE: HEP) 9 HEP Avenues for Growth ORGANIC EXTERNAL TRANSACTIONS DROPDOWNS FROM HFC  Leverage HEP’s existing footprint to capitalize on commercial opportunities  Contractual PPI/FERC escalators  Replace incumbent HFC service providers with HEP  Pursue logistics assets in HEP’s current geographic region  Replace incumbent HFC service providers with HEP  Leverage HFC refining and commercial footprint  Participate in expected MLP sector consolidation  Partnering with HFC to build and/or acquire new assets / businesses  Target high tax basis assets with durable cash flow characteristics that also add to HFC EBITDA Example: Frontier Pipeline Expansion Example: Cushing Connect JV Example: El Dorado Processing Unit

Cushing Connect Joint Venture

HOLLY ENERGY PARTNERS

Asset Description

- HEP formed a 50/50 JV with Plains All American Pipeline, L.P. (PAA) consisting of:
  - New build, 50-mile, 160 KBPD common carrier crude pipeline from Cushing to Tulsa
  - 1.5 million barrels of crude storage in Cushing
- Terminal in-service 2Q2020
- Pipeline anticipated in-service 2Q2021

Deal Highlights

- JV estimated total capital of $130 million with expected initial EBITDA[1] multiple of 8x-9x.
- HEP to build and operate pipeline, PAA to build terminal connections and operate terminal
- HFC entered into 15 year minimum volume commitment of 100 KBPD with HEP, which will commence upon completion of pipeline

Strategic Rationale

- Generates HEP growth while providing long term control of a strategic asset
- Insources HFC's logistics spend to HEP
- New pipeline provides capability to supply 100% of HFC's Tulsa Refinery crude throughput



HFC El Dorado Refinery
Crude Capacity
160 KBPD
Osage Pipeline JV
HFC Tulsa Refinery
Crude Capacity
140 KBPD
Plains Cushing Terminal System
Cushing Connect Pipeline JV

1) See definitions page in Appendix.

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Holly Energy Partners (NYSE: HEP) 100% interest 45.3mm HEP units1 43% LP interest $786M Value2 60.1mm HEP units1 57% LP interest $1,042M Value2 HOLLYFRONTIER CORPORATION (HFC) GENERAL PARTNER (GP) HOLLY LOGISTIC SERVICES, L.L.C. HOLLY ENERGY PARTNERS, L.P. (HEP) PUBLIC Non-economic GP Interest HEP Ownership Structure Eliminated IDRs in 2017 to simplify structure 111) Unit Count as of December 31, 2021. 2) Based on HEP unit closing price on February 25, 2021.

Holly Energy Partners (NYSE: HEP) 12 HollyFrontier and Holly Energy Partners Footprint Expected 2Q21

HollyFrontier Business Segment Highlights

HOLLY ENERGY PARTNERS

Financially Strong Investment Grade Parent Positioned for Value Creation Across all Segments



REFINING

- Inland merchant refiner
- 4 refineries in the Mid-Continent, and West regions
- Flexible refining system with fleet wide discount to WTI
- Premium niche product markets versus Gulf Coast
- Organic initiatives to drive growth and enhance returns
- Disciplined capital structure & allocation



MIDSTREAM

- Operate crude and product pipelines, loading racks, terminals and tanks in and around HFC's refining assets
- HFC owns 57% of the LP Interest in HEP and the non-economic GP interest
- Eliminated IDRs in 2017 to simplify structure
- Over 75% of revenues tied to long term contracts and minimum volume commitments



SPECIALTY LUBRICANTS

- Integrated specialty lubricants producer with 34,000 barrels per day of production capacity
- Sells finished lubricants & products in >80 countries under Petro-Canada Lubricants, Sonneborn, Red Giant Oil & HollyFrontier product lines
- Production facilities in Mississauga, Ontario; Tulsa, Oklahoma; Petrolia, Pennsylvania; & the Netherlands
- One of the largest North American white oil & group III base oil producers



RENEWABLES

- Construction of 9,000 BPD Renewable Diesel Unit at Artesia, NM Refinery expected to be completed in Q1 2022
- Construction of 6,000 BPD Renewable Diesel Unit at Cheyenne, WY Refinery expected to be completed in Q1 2022
- Construction of Pre-Treatment Unit providing feedstock flexibility expected to be completed in the first half of 2022

Holly Energy Partners (NYSE: HEP)

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HEP Historical Growth

HOLLY ENERGY PARTNERS

Committed to Continuing Successful Track Record of Growth



MLP IPO (July 2004)
Holly intermediate feedstock pipeline dropdown (July 2005)
25% JV with Plains for SLC pipeline (Mar 2009)
Holly Tulsa dropdown of loading rack (Tulsa West) (Aug 2009)
Sale of 70% interest in Rio Grande to Enterprise (Dec 2009)
Holly Corporation and Frontier Oil Corporation complete merger (July 2011)
HFC dropdown of El Dorado & Cheyenne assets (Nov 2011)
Crude gathering system expansion (2014)
Acquisition of El Dorado tank farm (Mar 2015)
50% JV with Plains for Frontier pipeline (Aug 2015)
50% JV with Plains for Cheyenne pipeline (June 2016)
Acquired remaining interests in SLC / Frontier pipelines (Oct 2017)
Constructed Orla Truck Rack (Jan 2019)
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Alon pipeline and terminal asset acquisition (Feb 2005)
Holly South Line expansion project (2007-2008)
Holly crude oil and tankage assets dropdown (Feb 2008)
Holly 16" intermediate pipeline facilities acquisition (June 2009)
Tulsa East acquisition & Roadrunner / Beeson dropdown (Dec 2009)
Purchase of additional Tulsa tanks & racks and Lovington rack (Mar 2010)
Tulsa interconnect pipelines (Aug 2011)
HEP purchases 75% interest in UNEV from HFC (July 2012)
HFC dropdown of El Dorado processing units (Nov 2015)
HEP purchases 50% interest in Osage from HFC (Feb 2016)
Purchase of Tulsa West Tanks (March 2016)
HFC dropdown of Woods Cross processing units (Oct 2016)
IDR Simplification (Oct 2017)
Purchase of Catoosa Lubricants Terminal (June 2018)
50% JV with Plains for Cushing Connect pipeline and Cushing terminal (October 2019)

Holly Energy Partners (NYSE: HEP)

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Holly Energy Partners (NYSE: HEP) 15 HFC Environmental, Social, and Governance (ESG) * Please see HFC 2019 Corporate Citizenship Report for additional ESG related information. https://www.hollyfrontier.com/Citizenship/default.aspx

Holly Energy Partners (NYSE: HEP) 16 Appendix

Holly Energy Partners (NYSE: HEP) 17 2020 Highlights Demonstrated strength and resiliency of fee-based business model and strong customer base despite challenging macro conditions in 2020 Improved DCF and Leverage ratios • DCF from 1.0x to 2.0x YoY • Leverage from 4.1x to 4.0x YoY Opportunistically refinanced $500 million of 6% Senior Notes due 2024 with new issuance of 5% Senior Notes due 2028 Organic Growth Projects: • Completed Cushing Connect Terminal Project • Advanced Cushing Connect Pipeline • Announced expansion of Frontier Aspen Pipeline • Announced construction of Navajo Tanks project at HFC’s Navajo Refinery $211 $237 $278 $345 $347 $359 $346 2014 2015 2016 2017 2018 2019 2020 Adjusted EBITDA ($mm)1 $173 $197 $219 $243 $265 $271 $283 2014 2015 2016 2017 2018 2019 2020 Distributable Cash Flow ($mm)1 1) See definitions page in Appendix.

Holly Energy Partners (NYSE: HEP) 18 HEP Assets Holly Energy Partners owns and operates substantially all of the refined product pipeline and terminaling assets that support HollyFrontier’s refining and marketing operations in the Mid- Continent, Southwest and Rocky Mountain regions of the United States  Approximately 3,400 miles of crude oil and petroleum product pipelines  Approximately 15 million barrels of refined product and crude oil storage with 9 terminals and 7 loading rack facilities in 9 western and mid-continent states  Refinery processing units in Woods Cross, Utah and El Dorado, Kansas  75% joint venture interest in UNEV Pipeline, LLC – the owner of a 400-mile refined products pipeline system connecting Salt Lake area refiners to the Las Vegas product market  50% joint venture interest in Cheyenne Pipeline LLC – the owner of an 87-mile crude oil pipeline from Fort Laramie, Wyoming to Cheyenne, Wyoming.  50% joint venture interest in Osage Pipe Line Company, LLC – the owner of a 135- mile crude oil pipeline from Cushing, Oklahoma to El Dorado, Kansas  50% joint venture interest in Cushing Connect Pipeline & Terminal LLC – the owner of a 160,000 barrel per day crude oil pipeline from Cushing, Oklahoma to Tulsa, Oklahoma and 1.5 million barrels of crude oil storage in Cushing, Oklahoma

Holly Energy Partners (NYSE: HEP) 19 Contract Renewal Schedule 1. Per HEP 2020 10-K ($498 million). 2021 MVC (revenue in millions) Renewal Year HFC MVC 3rd Party MVC Total MVC Tariff MVC as % of 2020 Total Revenue1 2021 4 0 4 FERC 1% 2022 22 12 34 PPI (5%), FERC (93%) 7% 2023 37 0 37 PPI (88%), FERC (10%) 7% 2024 90 0 90 PPI (89%), FERC (11%) 18% 2025 6 13 19 PPI 4% 2026 48 0 48 PPI 10% 2028 1 0 1 PPI 0% 2029 52 0 52 PPI 10% 2030 17 0 17 PPI 3% 2031 63 0 63 PPI 13% 2036 1 0 1 PPI 0% $340 $25 $365 73%

Holly Energy Partners (NYSE: HEP) 20 Definitions CAGR: The compound annual growth rate is calculated by dividing the ending value by the beginning value, raise the result to the power of one divided by the period length, and subtract one from the subsequent result. CAGR is the mean annual growth rate of an investment over a specified period of time longer than one year. DISTRIBUTABLE CASH FLOW: Distributable cash flow (DCF) is not a calculation based upon U.S. generally accepted accounting principles (“GAAP”). However, the amounts included in the calculation are derived from amounts separately presented in our consolidated financial statements, with the exception of excess cash flows over earnings of SLC Pipeline, maintenance capital expenditures and distributable cash flow from discontinued operations. Distributable cash flow should not be considered in isolation or as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. Distributable cash flow is not necessarily comparable to similarly titled measures of other companies. Distributable cash flow is presented here because it is a widely accepted financial indicator used by investors to compare partnership performance. We believe that this measure provides investors an enhanced perspective of the operating performance of our assets and the cash our business is generating. Our historical distributable cash flow for the past five years is reconciled to net income in footnote 3 to the table in "Item 6. Selected Financial Data" of HEP's 2020 10-K. Historical distributable cash flow for prior years and fiscal quarters is reconciled to net income in a footnote to the table in “Item 6. Selected Financial Data” in HEP’s 10-Ks and in a footnote to the “Income, Distributable Cash Flow and Volumes” table in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations in HEP’s 10-Qs, available on our website, www.hollyenergy.com. EBITDA: Earnings before interest, taxes, depreciation and amortization which is calculated as net income plus (i) interest expense net of interest income and (ii) depreciation and amortization. EBITDA is not a calculation based upon GAAP. However, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income, as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for compliance with financial covenants. Our historical EBITDA for the past five years is reconciled to net income in footnote 2 to the table in “Item 6. Selected Financial Data” of HEP’s 2020 10-K. Historical EBITDA for prior years and fiscal quarters is reconciled to net income in a footnote to the table in “Item 6. Selected Financial Data” in HEP’s 10-Ks and in a footnote to the “Income, Distributable Cash Flow and Volumes” table in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations in HEP’s 10-Qs, available on our website, www.hollyenergy.com. ADJUSTED EBITDA: EBITDA plus adjustments for extraordinary items, other unusual or non-recurring items, each as determined in accordance with GAAP and identified in the financial statements, such as loss on early extinguishment of debt, goodwill or long-lived asset impairments, gain on sales-type leases, pipeline tariffs not included in revenues due to impacts from lease accounting for certain pipeline tariffs or pipeline lease payments not included in operating costs and expenses. Adjusted EBITDA is not a calculation based upon GAAP. However, the amounts included in the Adjusted EBITDA calculation are derived from amounts included in our consolidated financial statements. Adjusted EBITDA should not be considered as an alternative to net income or operating income, as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. Adjusted EBITDA is not necessarily comparable to similarly titled measures of other companies. Adjusted EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. Adjusted EBITDA is reconciled to net income in a footnote to the table in “Item 6. Selected Financial Data” in HEP’s 10-Ks, in a footnote to the “Income, Distributable Cash Flow and Volumes” table in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in HEP’s 10-Qs or in a footnote to the “Income, Distributable Cash Flow and Volumes” table in HEP’s quarterly earnings releases, available on our website, www.hollyenergy.com. FREE CASH FLOW AFTER DISTRIBUTIONS: Free cash flow after distributions is calculated by taking operating cash flow and subtracting capital expenditures and distributions to HEP unitholders. Free cash flow after distributions is not based upon GAAP. Free cash flow after distributions should not be considered in isolation or as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. Free cash flow after distributions is not necessarily comparable to similarly titled measures of other companies. Free cash flow after distributions is presented here because it is a widely accepted financial indicator used by investors to compare partnership performance. We believe that this measure provides investors an enhanced perspective of the operating performance of our assets and the cash our business is generating. KBPD: Thousand barrels per day. NON GAAP MEASUREMENTS: We report certain financial measures that are not prescribed or authorized by GAAP. We discuss management's reasons for reporting these non-GAAP measures below. Although management evaluates and presents these non-GAAP measures for the reasons described below, please be aware that these non-GAAP measures are not alternatives to revenue, operating income, income from continuing operations, net income, or any other comparable operating measure prescribed by GAAP. In addition, these non-GAAP financial measures may be calculated and/or presented differently than measures with the same or similar names that are reported by other companies, and as a result, the non-GAAP measures we report may not be comparable to those reported by others. TTM: Trailing Twelve Months.